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                                                                 EXHIBIT (23)(B)


                    Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Consumers Energy Company's previously filed Registration Statement No. 333-76347.



Detroit, Michigan,
  March 22, 2002.